LEASE AMENDMENT NUMBER I

                            BEAUTICONTROL COSMETICS, INC.

                        NORWOOD REUNION DFW INDUSTRIAL LIMITED

                                  CARROLLTON, TEXAS

                                    MARCH 13,1995


          THIS FIRST AMENDMENT TO THE LEASE AGREEMENT (the "Amendment") is made and entered into this 13th day of March, 1995, by and between Norwood Reunion DFW Industrial Limited (the "Lessor") and Beauticontrol Cosmetics, Inc. (the "Lessee").

                                      WITNESSETH

          WHEREAS, Crow Deansbank No. 7 ("Prior Lessor") and Lessee entered into a Lease Agreement (the "Lease Agreement") dated June 6, 1990 pertaining to certain space (102,053) located at 3311 Boyington, Suite 400, Carrollton, Texas (the "Premises"); and,

          WHEREAS,   Lessor  acquired  the  property  in  March,  1992  and
          succeeded to all rights and obligations of Lessor under the Lease; and,

          WHEREAS, Lessor and Lessee hereby express their mutual desire and intent to further amend the lease.

          NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein set forth and other good and valuable consideration, the receipt and adequacy of which are hereby
          acknowledged,   Lessor  and   Lessee  agree   to  the   following
          modifications:

               The Lease  is hereby  renewed and  extended for  twenty-four
               (24) months, commencing on October 1, 1997 and terminating on September 30, 1999 (the "Extension Period"). Monthly Base Rental (herein so called) during the Extension Period shall be Thirty-Three Thousand One Hundred Sixty-Seven and 23/100 Dollars ($33,167.23). Lessee will pay its pro rata share of taxes, utilities, insurance and common area maintenance expenses (collectively, the "Expenses") as defined in the Lease Agreement.

          2. Section 28. Renewal Option of the Lease Agreement shall be deleted in its entirety and replaced with the following:

               Section 28.  Renewal Option. Provided  the Lessee is  not in












               default of any of the terms, covenants and    conditions
               hereof, and except as permitted by Paragraph 14.E. and 14.F., this Lease has not been assigned or the Premises (or a part thereof) sublet, Lessee shall have the right and option to extend the term of this Lease for one further term of sixty (60) months. Such extension of the term shall be at the fair market rental then in effect on equivalent properties, of equivalent size and in equivalent areas. Lessee shall deliver written notice to Lessor of Lessee's intent to exercise the renewal option granted herein not more than six (6) months nor less than four (4) months prior to the expiration of the Extension Period of this Amendment. In the event lessee fails to deliver such written notice within the time period set forth above, Lessee's right to extend the term hereof shall expire and be of no further force and effect.

          Lease Amendment 1--BEAUTICONTROL COSMETICS, INC.
                       Page:  2



          3. Section 32. First Right of Refusal. Upon the termination of the Brinker Texas lease agreement, Lessee will have a First Right of Refusal on the adjacent space of 12,839 square feet. lessee's option on the space will be at the fair market rental then in effect on equivalent properties, of equivalent size and in equivalent areas.

          4. Except as provided herein, the Lease, as amended by this Amendment, shall remain unchanged and in full force and effect.

          IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto on the 13th day of March, 1995.


               LESSEE:   BEAUTICONTROL COSMETICS, INC.


                         BY: /S/  ROBERT L. ESSON
                                  ROBERT L. ESSON
                                  VICE PRESIDENT OF MANUFACTURING
                                   AND DISTRIBUTION


               LESSOR:   NORWOOD REUNION DFW INDUSTRIAL LIMITED

                         BY:  NORWOOD PROPERTIES, its managing partner


                         BY: /S/  CARLTON R. WILLIAMS
                                  CARLTON R. WILLIAMS
                                  PARTNER